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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): DECEMBER 9, 2004


                            CHECKPOINT SYSTEMS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       PENNSYLVANIA                   NO. 1-11257              22-1895850
----------------------------     ----------------------    -------------------
(State or Other Jurisdiction     Commission File Number     (I.R.S. Employer
    of Incorporation)                                      Identification No.)

            101 WOLF DRIVE, P.O. BOX 188, THOROFARE, NEW JERSEY   08086
            -------------------------------------------------------------
               (Address of Principal Executive Offices)        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (856) 848-1800
                                                           --------------
                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.04     TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
              OBLIGATION

              See Item 8.01 below for a discussion of the redemption and conversion of certain convertible subordinated debentures, which is incorporated herein by reference.

ITEM 8.01     OTHER EVENTS

              Pursuant to the provisions of the Indenture, dated as of October 24, 1995 between Checkpoint Systems, Inc. (the "Company") and JPMorgan Chase Bank (as successor to The Chase Manhattan Bank, as successor to Chemical Bank) (the "Trustee"), as amended (the "Indenture"), the Company issued a redemption notice on September 30, 2004 to the Trustee indicating that it was exercising its right to redeem, in full, all of the outstanding 5 1/4% Convertible Subordinated Debentures due 2005 (the "5 1/4% Notes") on December 14, 2004 (the "Redemption Date"). As of September 30, 2004, the aggregate principal amount of the 5 1/4% Notes outstanding was $23,257,000.

              In accordance with the terms of the Indenture, at any time prior to the close of business on December 9, 2004 (the "Conversion Deadline"), the holders of the 5 1/4% Notes were entitled to convert their Notes into shares of common stock, $.10 par value per share (the "Common Stock'), of the Company at a conversion price of $18.375 per share, subject to certain adjustments. For each 5 1/4% Note in the denomination of $1,000, the conversion price was equivalent to a conversion rate of approximately 54.4218 shares of the Common Stock.

              As of the Conversion Deadline, the holders of approximately $43,000 of the 5 1/4% Notes (the "Converted Notes") elected to convert their 5 1/4% Notes into an aggregate of 2,337 shares of Common Stock. The Company is not obligated to pay the redemption price with respect to the Converted Notes. The outstanding principal balance of the 5 1/4% Notes on the Redemption Date, net of the Converted Notes, is $23,214,000. The Company paid $23,359,571.13 on the Redemption Date to redeem the remaining outstanding 5 1/4% Notes, which amount includes the principal balance plus $145,571.13 of accrued and unpaid interest through the Redemption Date.

              A copy of a press release discussing the redemption of the 5 1/4% Notes is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              (a) Not applicable


              (b) Not applicable


              (c) The following exhibits are filed herewith:


              Exhibit 99.1 Press Release dated December 15, 2004.






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                                    SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CHECKPOINT SYSTEMS, INC.



                    By:
                       --------------------------------------------------------
                           John R. Van Zile
                           Senior Vice President, General Counsel and Secretary


Date: December 15, 2004






















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                                  EXHIBIT INDEX


         EXHIBIT NO.                           DESCRIPTION
         -----------                           -----------
         Exhibit 99.1 Press Release of the Company dated December 14, 2004 regarding redemption of 5 1/4% Convertible Subordinated Debentures due 2005.






























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